UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 _______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2012
_______________________________________________________________

PRIME GLOBAL CAPITAL GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

NEVADA	333-158713	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11-2, Jalan 26/70A, Desa Sri Hartamas
50480 Kuala Lumpur, Malaysia
(Address of principal executive offices) (Zip Code)

+603 6201 3198
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reappointment of Executive Officers

On April 19, 2012, our Board renewed the appointment of our executive officers to their current offices as set forth below, each to serve until their successors are elected and qualified:

Name	Position
Dato’ Weng Kung Wong	Chief Executive Officer
Liong Tat Teh	Chief Financial Officer
Sek Fong Wong	Secretary

Retainer of Independent Directors

On April 26, 2012, the Board approved the payment of retainer fees to each of our independent directors as set forth below, in accordance with the terms of a Director Retainer Agreement:

Name	Monthly Fee
Dato’ Amirrudin Bin Che Embi	RM 3,000
EE Ring Yap	RM 3,000
Peijin W. Harrison	US$2500

The Director Retainer Agreement also contains normal and customary provisions relating to indemnification, non-disclosure and non-competition obligations of the parties.

The foregoing description of the Director Retainer Agreements of each of our independent directors is qualified in its entirety by reference to a form of the Director Retainer Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Establishment of Committees

On April 19, 2012, the Board approved the establishment of the following committees:  Compensation, Audit, and Nominations and Corporate Governance.  The current members of each of these committees are comprised of our three independent directors:  Dato’ Amiruddin Bin Che Embi, Peijin W. Harrison and EE Ring Yap.  Dato’ Wira Amiruddin, Ms. Harrison and Ms. Yap were appointed to serve as the Chairman or Chairperson, as applicable, of the Compensation Committee, the Audit Committee and the Nominations and Corporate Governance Committee, respectively.  The committees are newly formed and have not yet met.  Prior to the formation of the committees, the full Board of Directors performed the functions of the Committees.

Compensation Committee.  On April 19, 2012, the Board adopted a Compensation Committee Charter.  According to its charter, the Compensation Committee consists of at least three members, each of whom shall be a non-employee director who has been determined by the Board to meet the independence requirements of NASDAQ, NYSE AMEX or such other exchange on which the Company’s common stock is traded (NASDAQ if the Company’s common stock is traded on the OTCBB).  We do not have a website containing a copy of the Compensation Committee Charter.  The Compensation Committee Charter describes the primary functions of the Compensation Committee, including the following:

•
Establish and periodically review the Company’s compensation philosophy and the adequacy of the compensation plans and programs for senior executives and other employees of the Company and its subsidiaries;

•	Establish compensation arrangements and incentive goals for senior executives;

•	Review senior executive performance and award incentive compensation and adjust compensation arrangements as appropriate based upon performance;

•	Review and monitor management development and succession plans and activities;

•	Review and discuss with management the Compensation Discussion & Analysis and related disclosures to be included in the Company’s annual proxy statement or Form 10-K filed with the SEC; and

•	Prepare the Compensation Committee Report as required by the rules of the SEC.

Audit Committee.  On April 19, 2010, the Board adopted an Audit Committee Charter.  According to its charter, the Audit Committee consists of at least three members, each of whom shall be a non-employee director who has been determined by the Board to meet the independence requirements of NASDAQ, NYSE AMEX or such other exchange on which the Company’s common stock is traded (NASDAQ if the Company’s common stock is traded on the OTCBB), and also Rule 10A-3(b)(1) of the SEC, subject to the exemptions provided in Rule 10A-3(c).  Our Board has determined that Ms. Harrison qualifies as an “audit committee financial expert” as defined by Item 407 of Regulation S-K.  We do not have a website containing a copy of the Audit Committee Charter.  The Audit Committee Charter describes the primary functions of the Audit Committee, including the following:

•	Oversee the Company’s accounting and financial reporting processes;

•	Oversee audits of the Company’s financial statements;

•	Discuss policies with respect to risk assessment and risk management, and discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

•
Review and discuss with management the Company’s audited financial statements and review with management and the Company’s independent registered public accounting firm the Company’s financial statements prior to the filing with the SEC of any report containing such financial statements.

•	Recommend to the Board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

•
Meet separately, periodically, with management, with the Company’s internal auditors (or other personnel responsible for the internal audit function) and with the Company’s independent registered public accounting firm;

•
Be directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged to prepare or issue an audit report for the Company;

•	Take, or recommend that the Board take, appropriate action to oversee and ensure the independence of the Company’s independent registered public accounting firm; and

•	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent registered public accounting firm, internal auditors or management

Nominations and Governance Committee.  On April 19, 2012, the Board adopted a Nominations and Governance Committee Charter.  According to its charter, the Nominations and Governance Committee consists of at least three members, each of whom shall be a non-employee director who has been determined by the Board to meet the independence requirements of NASDAQ, NYSE AMEX or such other exchange on which the Company’s common stock is traded (NASDAQ if the Company’s common stock is traded on the OTCBB).  We do not have a website containing a copy of the Compensation Committee Charter.  The Corporate Governance and Nominating Committee Charter describes the primary functions of the Corporate Governance and Nominating Committee, including the following:

•	Select, or recommend for the Board’s selection, the individuals to stand for election as directors at the annual meeting of shareholders or, if applicable, a special meeting of shareholders;

•	Oversee the selection and composition of Committees of the Board and, as applicable, oversee management continuity planning processes; and

•	Oversee and maintain the corporate governance principles that apply to the Company, the Board and Committees of the Board.

The foregoing descriptions of the Compensation Committee Charter, the Audit Committee Charter and the Nominations and Governance Committee Charter are qualified in their entirety by reference to the Compensation Committee Charter, the Audit Committee Charter and the Nominations and Governance Committee Charter, which are filed as Exhibits 99.1, 99.2 and 99.3 to this Current Report and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Director Retainer Agreement
99.1	Compensation Committee Charter
99.2	Audit Committee Charter
99.3	Nominations and Governance Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GLOBAL CAPITAL GROUP INCORPORATED
Dated: April 26, 2012

	By:	/s/ Liong Tat Teh
Liong Tat Teh
Chief Financial Officer